Exhibit 10.1
THIRD AMENDMENT
TO LOAN AND SECURITY AGREEMENT
This Third Amendment to Loan and Security Agreement is entered into as of December 16, 2014 (this “Amendment”), by and between CITY NATIONAL BANK (“Bank”) and FIVE9, INC., a Delaware corporation (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 8, 2013, as amended by that certain First Amendment to Loan and Security Agreement dated as of October 18, 2013 and that certain Consent and Second Amendment to Loan and Security Agreement dated as of February 20, 2014 (as the same may from time to time be further amended, modified, supplemented or restated, the “Agreement”).
The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.The following terms are added to Section 1.1 or amended, as follows:
“Revolving Line” means a credit extension of up to Twenty Million Dollars ($20,000,000).
“Revolving Maturity Date” means December 1, 2016.
“Third Amendment Date” means December 16, 2014.
2.Section 2.3(a) is amended to read as follows:
(a) Interest Rates. Except as set forth in Section 2.3(b), (i) the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate per annum equal to one half of one percent (0.50%) above the Prime Rate and (ii) the Term Advance shall bear interest, on the outstanding Daily Balance thereof, at a rate per annum equal to one and one half percent (1.50%) above the Prime Rate.
3.Section 6.9 is amended to read as follows:
6.9 Accounts. Borrower shall at all times maintain (a) a majority of its cash and cash equivalents in the United States with Bank and (b) a balance of unrestricted cash with Bank of at least Seven Million Five Hundred Thousand Dollars ($7,500,000). Borrower may maintain deposit accounts in countries outside the United States, provided the aggregate balance maintained in such accounts does not exceed more than five percent (5.0%) of the aggregate amounts paid to support Borrower’s operations in the ordinary course of business in those countries.
4.Borrower shall pay Bank a fee of Thirty Thousand Dollars ($30,000) on the first anniversary of the Third Amendment Date.
5.Exhibit C (Borrowing Base Certificate) attached to the Agreement is replaced with Exhibit C (Borrowing Base Certificate) attached hereto.
6.Exhibit D (Compliance Certificate) attached to the Agreement is replaced with Exhibit D (Compliance Certificate) attached hereto.
7.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8.Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent such representations or warranties relate to a specific date), and that no Event of Default has occurred and is continuing.
9.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
10.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance reasonably satisfactory to Bank, the following:
(a)this Amendment;
(b)a First Amendment to Subordination Agreement;
(c)a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
(d)an Affirmation of Guaranty;
(e)payment of a fee of Thirty Thousand Dollars ($30,000), plus payment of all Bank Expenses incurred through the date of this Amendment; and
(f)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

"Borrower" FIVE9, INC. By: /s/ Barry Zwarenstein Name: Barry Zwarenstein Title: CFO
"Bank" CITY NATIONAL BANK By: /s/ Larry Sherman Name: Larry Sherman Title: Vice President

Exhibit C
BORROWING BASE CERTIFICATE

Borrower: FIVE 9, INC. Commitment Amount: $20,000,000	Lender: City National Bank

MONTHLY RECURRING REVENUE
1.Monthly Recurring Revenue (three months)	$___________
2.Average dollar based retention rate (trailing 12 months)	___________%
3.Product of No. 1 times No. 2	$___________
4.Less: USF Reserve	$___________
5.Availability after USF Reserve (#3 minus #4)	$___________

BALANCES
6.Maximum Loan Amount	$20,000,000
7.Total Funds Available [Lesser of #5 or #6]	$___________
8.Present balance owing on Line of Credit	$___________
9.Availability (#7 minus #8)	$___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and City National Bank.

FIVE 9, INC.

By:
Authorized Signer

Exhibit D
COMPLIANCE CERTIFICATE

TO:	CITY NATIONAL BANK

FROM:	FIVE 9, INC.
The undersigned authorized officer of FIVE 9, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly Recurring Revenue Report/BBC	Monthly within 30 days		Yes	No
Monthly financial statements + Compliance Cert.	Monthly within 30 days		Yes	No
Annual financial statements (draft)	FYE within 180 days		Yes	No
Annual financial statements (CPA Audited)	FYE within 240 days		Yes	No
Cash balance in CNB Accounts	Majority/$7,500,000 minimum		Yes	No
Financial projections	Within 45 days of fiscal year beginning		Yes	No
IP Report	Annual		Yes	No

Financial Covenant	Required	Actual	Complies

None.

Comments Regarding Exceptions: See Attached.

BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE